SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                    FORM 8-K
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                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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        Date of report (Date of earliest event reported) - June 19, 2003

                              RF MONOLITHICS, INC.
               (Exact name of Registrant as Specified in Charter)





        Delaware                     0-24414                 75-1638027

(State of Incorporation)    (Commission File Number)      (IRS Employer
                                                          Identification No.)





                                 4441 Sigma Road
                               Dallas, Texas 75244



               (Address of Principal Executive Offices)(Zip Code)



       Registrant's telephone number, including Area Code - (972) 233-2903




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Item 7.    Exhibits.


           (c)      Exhibits.


                    Exhibit     Description

                    99          Registrant's Press Release, dated June 19, 2003.


Item 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition).


The Registrant's press release, dated June 19, 2003, regarding its third quarter fiscal year 2003 results of operations and financial condition, is attached hereto as Exhibit 99 and incorporated by reference herein. This information is being furnished under Item 12 of Form 8-K and is being presented under Item 9 in accordance with the Commission's interim filing guidance regarding Form 8-K Item 11 and Item 12 filing requirements, as set forth in Release No. 33-8216.




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    RF MONOLITHICS, INC.




                                    By:      /s/ Harley E Barnes III
                                         ---------------------------------------
                                             Harley E Barnes III
                                             Chief Financial Officer




Date: June 19, 2003




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                                  EXHIBIT INDEX


Exhibit                      Description
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99                           Registrant's Press Release, dated June 19, 2003